[LOGO] Merrill Lynch  Investment Managers

Annual Report

November 30, 2001

Merrill Lynch
Latin America
Fund, Inc.

www.mlim.ml.com

                     MERRILL LYNCH LATIN AMERICA FUND, INC.

Asset Allocation As a Percentage* of Net Assets as of November 30, 2001

A map illustrating the following percentages:

Mexico                 47.3%
Venezuela               1.7%
Colombia                0.4%
Peru                    2.0%
Brazil                 34.2%
Argentina               1.6%
Chile                   5.2%

*     Total may not equal 100% and does not include short-term securities.

                       Merrill Lynch Latin America Fund, Inc., November 30, 2001

DEAR SHAREHOLDER

Fiscal Year in Review

For the 12-month period ended November 30, 2001, total returns for Merrill Lynch Latin America Fund, Inc.'s Class A, Class B, Class C and Class D Shares were -10.86%, -11.74%, -11.75% and -11.08%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 4-6 of this report to shareholders.) These returns lagged the total return of the unmanaged benchmark Morgan Stanley Capital International Latin (MSCI) America Free Index of -6.10% as well as the median return of -7.24% for the Lipper Latin American Funds Average for the same 12-month period. (References to securities markets of all countries in this letter to shareholders correspond to those countries' market weightings in the MSCI Latin America Free Index, unless otherwise noted, and are for the 12-month period ended November 30, 2001.)

The Fund's relative underperformance during this period resulted mainly from our stock selection as opposed to our country weightings. The Fund benefited from being overweighted in Mexico throughout the year. The Fund also benefited from maintaining an underweighted position in Argentina.

However, the Fund was negatively affected by its large exposure to the media sector in Mexico and by its large exposure to companies in Brazil and Mexico, whose performance depended specifically on certain corporate actions. Most corporate actions in Latin America, such as mergers, acquisitions, and spin-offs, were shelved following the tragedy of September 11, 2001. We believe that the drag in performance resulting from our media exposure is temporary. Our media investments are currently trading at the same low valuation levels they were when we acquired our positions three years ago. These stocks performed poorly in 2001 because of fears of a global advertising slowdown, but we believe they will recover as the positive Mexican advertising outlook reasserts itself in 2002.

Investment Overview

In our previous annual shareholder letter, we highlighted the decoupling of the Latin American markets relative to the US equity markets. November 2001 marked the second consecutive 12-month period during which Latin America outperformed both the unmanaged Standard & Poor's 500 Index and the NASDAQ Composite Index. Although returns were negative for the region, it was encouraging to see Latin America outperforming after four years of lackluster performance relative to the United States, from 1994 to 1998.

This year we witnessed very divergent outcomes across Latin American markets. This was especially true of the two largest markets, Brazil and Mexico. Brazil was down more than 20% in US dollar terms, as its currency depreciated 21% relative to the dollar. The country underwent a severe balance of payments adjustment following three years of bloated foreign direct investment flows. Mexico, on the other hand, was up in the high single digits. The Mexican peso was one of the few currencies in the world that appreciated against the US dollar. Mexican local short-term interest rates declined from 18% to 7%, and the balance of payments improved despite the slowdown in the US economy. One could say that Mexico has successfully decoupled from the rest of Latin America and has achieved a new level of macroeconomic stability.

Last year, we highlighted our concerns about Argentina. The situation there has continued to deteriorate. Whereas previously one could hope that the country might be able to grow itself out of its debt problem, it is presently clear to us that the debt will have to be restructured. We see the final unraveling of this situation as a sad but necessary event for the region. Unlike the 1998 Russian default that dragged down all of emerging markets, we do not see an Argentine default affecting the rest of Latin America significantly. This time around, financial markets have largely discounted the risks.

We believe the outlook for Latin American equities during the next few years is attractive. Valuations are low. Financial leverage across most companies is low as well. Returns on equity have been improving for years. Consistent progress has been made in the areas of corporate governance and shareholder protection. Investors are very indifferent toward the region. Flows into Latin American funds continue to be negative. The US yield curve is steep. Although counterintuitive, the combination of these factors bodes well for the future performance of Latin American equities. The issue that concerns us the most is the outcome of the Brazilian presidential elections in October 2002. We will be monitoring this situation closely. However, the fact that investors have already discounted a potentially negative outcome, makes us more comfortable.

We primarily follow a bottom-up approach to stock selection and try to select companies that are trading at a discount to what we believe they are worth. We also strive to invest in companies whose underlying value is growing over time. Sometimes we take positions in companies that are not very popular and are not widely followed by analysts. One example is Weg SA, a Brazilian manufacturer of electrical motors. Weg is not widely known, even in Brazil, yet it controls 80% of the domestic market for electrical motors. It has grown its export sales at a compounded annual rate of 19% per annum during the past 10 years. The company has grown its operating income at a rate in excess of 20% per annum. Throughout this growth phase, the company has remained free cash flow positive. Despite this great record and its great prospects, it continues to trade at a multiple of only six times 2001 earnings. We have owned Weg for years. Some years the stock has been a drag on performance, and some years it has been a boost to performance. During the entire holding period, it has had an overall positive contribution. This year it outperformed the Brazilian market by 87%. The important point here is that valuations oscillate over time depending on how investors perceive companies. However, in the long term, if one invests in companies that are creating value and buys into them at a discount, one can do well.

In Conclusion

While we expect the volatility in our region to continue, we will continue to strive to outperform the Index and our peers over the long term through strict adherence to our disciplined, value-oriented approach to stock selection. We thank you for your interest in Merrill Lynch Latin America Fund, Inc., and we look forward to reviewing our outlook and strategy with you in the next report to shareholders.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Orlando Muyshondt

Orlando Muyshondt
Senior Portfolio Manager

January 3, 2002

The Fund's transfer agency fee schedule has been amended. Under the revised schedule, the fees payable to Financial Data Services, Inc. the transfer agent for the Fund, now range from $16 to $23 per shareholder account (depending upon the level of service required) or 0/10% of account assets for certain accounts that participate in certain fee-based programs.


                                      2 & 3

                       Merrill Lynch Latin America Fund, Inc., November 30, 2001

PERFORMANCE DATA

About Fund Performance

      Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing(SM) System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus. If you were a Class A shareholder prior to October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994. However, in the case of certain eligible investors, the shares were simultaneously exchanged for Class A Shares.

o Effective June 1, 2001, Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. All Class B Shares purchased prior to June 1, 2001 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

      None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results*

                                                    6-Month          12-Month        Since Inception
As of November 30, 2001                          Total Return      Total Return       Total Return
====================================================================================================
ML Latin America Fund, Inc. Class A Shares          -19.75%           -10.86%           -26.52%
----------------------------------------------------------------------------------------------------
ML Latin America Fund, Inc. Class B Shares          -20.23            -11.74            +30.58
----------------------------------------------------------------------------------------------------
ML Latin America Fund, Inc. Class C Shares          -20.19            -11.75            -31.81
----------------------------------------------------------------------------------------------------
ML Latin America Fund, Inc. Class D Shares          -19.94            -11.08            +41.31
====================================================================================================

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's ten years/since inception dates are from 10/21/94 for Class A & Class C Shares and ten years for Class B & Class D Shares.

ML Latin America Fund, Inc.'s Class A & Class C Shares--Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Portfolio's Class A Shares and Class C Shares compared to growth of an investment in the MSCI Latin America Free Index. Values are from October 21, 1994 to November 2001:

                             10/21/94**    11/94      11/95       11/96    11/97    11/98    11/99         11/00      11/01
ML Latin America
Fund, Inc.+--
Class A Shares*+++           $9,475        $9,033     $5,631      $6,881   $8,380   $5,888   $7,580        $7,810     $6,962
ML Latin America
Fund, Inc.+--
Class C Shares*              $10,000       $9,525     $5,875      $7,100   $8,557   $5,951   $7,583        $7,727     $6,819

                             10/31/94**    11/94      11/95       11/96    11/97    11/98     11/99         11/00      11/01
MSCI Latin America
Free Index++                 $10,000       $9,715     $6,991      $8,551   $10,867  $8,150    $10,324       $9,513     $8,933

  * Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
 **   Commencement of operations.
  + ML Latin America Fund, Inc. invests primarily in Latin American equity and debt securities.
 ++ This unmanaged market capitalization-weighted Index by Morgan Stanley Capital International is comprised of a representative sampling of stocks of large-, medium-, and small-capitalization companies in Argentina, Brazil, Chile and Mexico which are freely purchasable by foreign investors. The starting date for the Index is from 10/31/94.
+++ As a result of the implementation of the Merrill Lynch Select Pricing(SM) System, Class A Shares of the Fund outstanding prior to October 21, 1994 were redesignated to Class D Shares.

      Past performance is not predictive of future performance.

Average Annual Total Return

                                             % Return Without      % Return With
                                               Sales Charge       Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 9/30/01                            -30.61%            -34.26%
--------------------------------------------------------------------------------
Five Years Ended 9/30/01                          - 1.68             - 2.73
--------------------------------------------------------------------------------
Inception (10/21/94) through 9/30/01              - 5.61             - 6.34
--------------------------------------------------------------------------------
 *    Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

                                                     % Return         % Return
                                                   Without CDSC      With CDSC**
================================================================================
Class C Shares*
================================================================================
One Year Ended 9/30/01                                -31.32%          -32.00%
--------------------------------------------------------------------------------
Five Years Ended 9/30/01                              - 2.71           - 2.71
--------------------------------------------------------------------------------
Inception (10/21/94) through 9/30/01                  - 6.59           - 6.59
--------------------------------------------------------------------------------
 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**    Assuming payment of applicable contingent deferred sales charge.


                                      4 & 5

                       Merrill Lynch Latin America Fund, Inc., November 30, 2001

PERFORMANCE DATA (concluded)

ML Latin America Fund, Inc.'s Class B and Class D Shares--Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Portfolio's Class B Shares and Class D Shares compared to growth of an investment in the MSCI Latin America Free Index. Values are from November 1991 to November 2001:

                      11/91      11/92     11/93     11/94     11/95     11/96      11/97      11/98     11/99     11/00     11/01
ML Latin America
Fund, Inc.+--
Class B Shares*       $10,000    $9,800    $14,680   $17,644   $10,883   $13,152    $15,849    $11,028   $14,041   $14,313   $12,633
ML Latin America
Fund, Inc.+--
Class D Shares*+++    $9,475     $9,295    $14,022   $16,976   $10,552   $12,870    $15,624    $10,954   $14,073   $14,454   $12,852
MSCI Latin America
Free Index++          $10,000    $12,168   $17,759   $23,676   $17,037   $20,839    $26,482    $19,862   $25,160   $23,183   $21,769

  * Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
  + ML Latin America Fund, Inc. invests primarily in Latin American equity and debt securities.
 ++ This unmanaged market capitalization-weighted Index by Morgan Stanley Capital International is comprised of a representative sampling of stocks of large-, medium-, and small-capitalization companies in Argentina, Brazil, Chile and Mexico which are freely purchasable by foreign investors.
+++ As a result of the implementation of the Merrill Lynch Select Pricing(SM) System, Class A Shares of the Fund outstanding prior to October 21, 1994 were redesignated to Class D Shares.

      Past performance is not predictive of future performance.

Average Annual Total Return

                                                     % Return         % Return
                                                   Without CDSC      With CDSC**
================================================================================
Class B Shares*
================================================================================
One Year Ended 9/30/01                                -31.34%          -34.09%
--------------------------------------------------------------------------------
Five Years Ended 9/30/01                              - 2.71           - 3.08
--------------------------------------------------------------------------------
Ten Years Ended 9/30/01                               + 1.57           + 1.57
--------------------------------------------------------------------------------
 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after 6 years.
**    Assuming payment of applicable contingent deferred sales charge.

                                             % Return Without     % Return With
                                               Sales Charge       Sales Charge**
================================================================================
Class D Shares*
================================================================================
One Year Ended 9/30/01                            -30.84%             -34.47%
--------------------------------------------------------------------------------
Five Years Ended 9/30/01                          - 1.95              - 3.00
--------------------------------------------------------------------------------
Ten Years Ended 9/30/01                           + 2.37              + 1.82
--------------------------------------------------------------------------------
 * Maximum sales charge is 5.25%. (Prior to October 21, 1994, Class D Shares (formerly Class A Shares) were offered at a higher than maximum sales charge. Thus, actual returns would have been somewhat lower than noted for the inception period.)
**    Assuming maximum sales charge.

CONSOLIDATED SCHEDULE OF INVESTMENTS                             (in US dollars)

                                                                                                                          Percent of
COUNTRY    Industries                Shares Held               Long-Term Investments                              Value   Net Assets
====================================================================================================================================
Argentina  Diversified Financials       24,975  Perez Companc SA (ADR)*                                         $  239,760      0.2%
           -------------------------------------------------------------------------------------------------------------------------
           Diversified                 139,265  Telecom Argentina Stet-France Telecom SA (ADR)* (b)                835,590      0.7
           Telecommunication
           Services
           -------------------------------------------------------------------------------------------------------------------------
           Real Estate                 51,675  +IRSA Inversiones y Representaciones SA 'B'                          30,044      0.0
                                       78,290  +IRSA Inversiones y Representaciones SA (GDR)**                     440,773      0.4
                                                                                                                ----------    ------
                                                                                                                   470,817      0.4
           -------------------------------------------------------------------------------------------------------------------------
           Textiles & Apparel         437,622  +Grimoldi SA 'B'                                                    307,072      0.3
           -------------------------------------------------------------------------------------------------------------------------
                                                Total Long-Term Investments in Argentina                         1,853,239      1.6
====================================================================================================================================
Brazil     Aerospace & Defense          55,490  Embraer-Empresa Brasileira de Aeronautica SA (ADR)*              1,026,565      0.9
           -------------------------------------------------------------------------------------------------------------------------
           Banks                    92,147,676  Banco Bradesco SA (Preferred)                                      412,216      0.4
                                    15,645,394  Banco Itau SA (Preferred)                                        1,072,703      0.9
                                    99,875,514  Bradespar SA (Preferred)                                            29,602      0.0
                                        28,200  Uniao de Bancos Brasileiros SA (Unibanco) (GDR)**                  558,360      0.5
                                                                                                                ----------    ------
                                                                                                                 2,072,881      1.8
           -------------------------------------------------------------------------------------------------------------------------
           Diversified Financials    1,806,360  Itausa-Investimentos Itau SA (Preferred)                         1,520,469      1.3
           -------------------------------------------------------------------------------------------------------------------------
           Diversified                 277,045  Embratel Participacoes SA (ADR)*                                 1,177,441      1.0
           Telecommunication        57,945,850  Tele Norte Leste Participacoes SA                                  660,635      0.6
           Services                     23,149  Tele Norte Leste Participacoes SA (ADR)*                           306,724      0.3
                                     4,588,323  Tele Norte Leste Participacoes SA (Preferred)                       60,017      0.0
                                   241,765,637 +Telecomunicacoes Brasileiras SA--Telebras                            2,866      0.0
                                                                                                                ----------    ------
                                                                                                                 2,207,683      1.9
           -------------------------------------------------------------------------------------------------------------------------
           Electric Utilities           38,006 +Companhia Energetica de Minas Gerais SA--CEMIG (ADR)*              458,254      0.4
                                   192,640,258 +Companhia Energetica de Minas Gerais SA--CEMIG (Preferred)       2,322,645      2.0
                                   677,445,150  Companhia Energetica do Ceara-Coelce 'A' (Preferred)             1,258,246      1.1
                                    41,438,000  Companhia Paranaense de Energia--Copel                             271,832      0.2
                                       336,391  Companhia Paranaense de Energia--Copel (ADR)*                    2,015,352      1.7
                                        31,695  Espirito Santo Centrais Eletricas SA--Escelsa                    1,239,994      1.1
                                                                                                                ----------    ------
                                                                                                                 7,566,323      6.5
           -------------------------------------------------------------------------------------------------------------------------
           Food & Drug Retailing        74,216  Companhia Brasileira de Distribuicao Grupo Pao de Acucar (ADR)*  1,378,933      1.2
           -------------------------------------------------------------------------------------------------------------------------
           IT Consulting Services          118 +Terra Networks, SA                                                     986      0.0
           -------------------------------------------------------------------------------------------------------------------------


                                      6 & 7

                       Merrill Lynch Latin America Fund, Inc., November 30, 2001

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)                 (in US dollars)

                                    Shares Held/                                                                          Percent of
COUNTRY      Industries             Face Amount                Long-Term Investments                              Value   Net Assets
====================================================================================================================================
Brazil       Machinery                 4,765,487   Weg SA (Preferred)                                          $ 3,653,446      3.2%
(concluded)  -----------------------------------------------------------------------------------------------------------------------
             Metals & Mining                 949   Companhia Siderurgica Nacional                                       13      0.0
                                   BRL 1,099,391   Companhia Vale do Rio Doce, 0% due 12/31/2049 (a)                     0      0.0
                                         161,280   Companhia Vale do Rio Doce (ADR)*                             3,459,456      3.0
                                                                                                               -----------    ------
                                                                                                                 3,459,469      3.0
             -----------------------------------------------------------------------------------------------------------------------
             Oil & Gas                    32,615   Petroleo Brasileiro SA--Petrobras                               657,327      0.6
                                         321,216   Petroleo Brasileiro SA--Petrobras (ADR)*                      6,504,624      5.6
                                         107,700   Petroleo Brasileiro SA--Petrobras (Preferred)                 2,089,733      1.8
                                                                                                               -----------    ------
                                                                                                                 9,251,684      8.0
             -----------------------------------------------------------------------------------------------------------------------
             Paper & Forest               31,560   Aracruz Celulose SA (ADR)*                                      552,300      0.5
             Products                     28,750   Votorantim Celulose e Papel SA (ADR)*                           432,688      0.4
                                      64,229,412   Votorantim Celulose e Papel SA (Preferred)                    1,903,658      1.6
                                                                                                               -----------    ------
                                                                                                                 2,888,646      2.5
             -----------------------------------------------------------------------------------------------------------------------
             Specialty Retailing         160,775   Globex Utilidades SA (Preferred)                                667,116      0.5
             -----------------------------------------------------------------------------------------------------------------------
             Telecommunications       17,661,776  +Telemar Norte Leste SA 'A'                                      374,104      0.3
             -----------------------------------------------------------------------------------------------------------------------
             Textiles & Apparel       15,743,178   Companhia de Tecidos Norte de Minas--Coteminas (Preferred)      933,143      0.8
                                      18,290,985  +Empresa Nasional de Comercio SA                                  28,913      0.0
                                                                                                               -----------    ------
                                                                                                                   962,056      0.8
             -----------------------------------------------------------------------------------------------------------------------
             Wireless                127,602,229   Tele Celular Sul Participacoes SA                               146,739      0.1
             Telecommunication            11,950   Tele Celular Sul Participacoes SA (ADR)*                        162,520      0.1
             Services                108,922,746   Tele Centro Oeste Celular Participacoes SA                      352,960      0.3
                                         107,030   Tele Centro Oeste Celular Participacoes SA (ADR)*               691,414      0.6
                                     123,757,731  +Tele Leste Celular Participacoes SA                              70,914      0.0
                                          10,293  +Tele Leste Celular Participacoes SA (ADR)*                      185,275      0.1
                                     105,372,009   Tele Nordeste Celular Participacoes SA                          127,004      0.1
                                          13,064   Tele Nordeste Celular Participacoes SA (ADR)*                   318,239      0.3
                                     125,788,087   Tele Norte Celular Participacoes SA                              84,505      0.1
                                     129,309,942   Telemig Celular Participacoes SA                                330,621      0.3
                                           5,095   Telemig Celular Participacoes SA (ADR)*                         166,657      0.1
                                       5,698,875   Telemig Celular SA                                               69,814      0.2
                                         735,140   Telemig Celular SA 'C' (Preferred)                                9,442      0.0
                                                                                                               -----------    ------
                                                                                                                 2,716,104      2.3
             -----------------------------------------------------------------------------------------------------------------------
                                                   Total Long-Term Investments in Brazil                        39,746,465     34.2
====================================================================================================================================
Chile        Automobiles                   3,865   Vina Concha Y Toro SA (ADR)*                                    150,735      0.1
             -----------------------------------------------------------------------------------------------------------------------
             Banking & Financial          10,485   Banco Santiago (ADR)*                                           231,719      0.2
             -----------------------------------------------------------------------------------------------------------------------
             Banks                        21,160   Banco Santander Chile (ADR)*                                    335,386      0.3
             -----------------------------------------------------------------------------------------------------------------------
             Beverages                    20,300   Compania Cervecerias Unidas SA (ADR)*                           353,017      0.3
             -----------------------------------------------------------------------------------------------------------------------
             Diversified Financials       35,550   Genesis Chile Fund                                            1,020,285      0.9
             -----------------------------------------------------------------------------------------------------------------------
             Diversified                 205,951  +Compania de Telecomunicaciones de Chile SA (ADR)*             2,368,437      2.0
             Telecommunication
             Services
             -----------------------------------------------------------------------------------------------------------------------
             Electric Utilities        1,414,456   Empresa Nacional de Electricidad SA (Endesa)                    484,085      0.4
                                          41,005   Empresa Nacional de Electricidad SA (Endesa) (ADR)*             416,611      0.4
                                          50,825   Enersis SA (ADR)*                                               686,138      0.6
                                                                                                               -----------    ------
                                                                                                                 1,586,834      1.4
             -----------------------------------------------------------------------------------------------------------------------
                                                   Total Long-Term Investments in Chile                          6,046,413      5.2
====================================================================================================================================
Colombia     Diversified Financials      323,943  +Valores Bavaria SA                                               43,662      0.0
             -----------------------------------------------------------------------------------------------------------------------
             Multiline Retailing         285,575   Almacenes Exito SA                                              440,779      0.4
             -----------------------------------------------------------------------------------------------------------------------
                                                   Total Long-Term Investments in Colombia                         484,441      0.4
====================================================================================================================================
Mexico       Airlines                     30,455  +Grupo Aeroportuario del Sureste, SA de CV (ADR)*                388,301      0.3
             -----------------------------------------------------------------------------------------------------------------------
             Banks                        16,916   Banco Latinoamericano de Exportaciones, SA 'E'                  528,625      0.5
                                       2,896,475  +Grupo Financiero Bancomer, SA de CV 'O'                       2,228,298      1.9
                                                                                                               -----------    ------
                                                                                                                 2,756,923      2.4
             -----------------------------------------------------------------------------------------------------------------------
             Beverages                    19,125   Coca-Cola Femsa SA (ADR)*                                       358,594      0.3
                                         152,707   Fomento Economico Mexicano, SA de CV (ADR)*                   5,198,146      4.5
                                         701,125  +Pepsi-Gemex SA (GDR)**                                        3,225,175      2.8
                                                                                                               -----------    ------
                                                                                                                 8,781,915      7.6
             -----------------------------------------------------------------------------------------------------------------------
             Construction Materials       97,495   Cemex, SA de CV                                                 488,211      0.4
                                         132,825   Cemex, SA de CV (ADR)*                                        3,352,503      2.9
                                          13,298   Cemex, SA de CV (ADR)* (Warrants) (c)                            25,931      0.0
                                           9,000   Cemex, SA de CV (Warrants) (c)                                    3,399      0.0
                                                                                                               -----------    ------
                                                                                                                 3,870,044      3.3
             -----------------------------------------------------------------------------------------------------------------------
             Diversified                 303,619   Telefonos de Mexico SA (ADR)*                                10,174,273      8.8
             Telecommunication
             Services
             -----------------------------------------------------------------------------------------------------------------------
             Industrial                   97,914   Desc SA de CV (ADR)*                                            719,668      0.6
             Conglomerates               533,863  +Grupo Carso, SA de CV 'A1'                                    1,509,194      1.3
                                          35,178  +Grupo Carso, SA de CV (ADR)*                                    201,099      0.2
                                                                                                               -----------    ------
                                                                                                                 2,429,961      2.1
             -----------------------------------------------------------------------------------------------------------------------
             Machinery                    34,191   Tubos de Acero de Mexico SA (ADR)*                              270,451      0.2
             -----------------------------------------------------------------------------------------------------------------------
             Media                      348,318   +Corporacion Interamericana de Entretenimiento SA 'B'            608,842      0.5
                                        114,293   +Grupo Televisa SA (ADR)*                                      3,965,967      3.4
                                       8,091,400   TV Azteca, SA de CV                                           2,846,133      2.5
                                         149,822   TV Azteca, SA de CV (ADR)*                                      847,993      0.7
                                                                                                               -----------    ------
                                                                                                                 8,268,935      7.1
             -----------------------------------------------------------------------------------------------------------------------


                                      8 & 9

                       Merrill Lynch Latin America Fund, Inc., November 30, 2001

CONSOLIDATED SCHEDULE OF INVESTMENTS (concluded)                 (in US dollars)

                                                                                                                          Percent of
COUNTRY        Industries                    Shares Held              Long-Term Investments                      Value    Net Assets
====================================================================================================================================
Mexico         Metals & Mining                  54,230   Grupo IMSA, SA de CV (ADR)*                         $    449,024       0.4%
(concluded)                                     36,100   Industrias Penoles SA                                     31,161       0.0
                                               351,435   Nuevo Grupo Mexico SA 'B'                                403,839       0.4
                                                                                                             ------------     ------
                                                                                                                  884,024       0.8
               ---------------------------------------------------------------------------------------------------------------------
               Multiline Retailing             209,294  +Grupo Sanborns SA 'B1'                                   266,473       0.2
                                               927,597   Wal-Mart de Mexico, SA de CV 'C'                       1,976,698       1.7
                                             1,063,700   Wal-Mart de Mexico, SA de CV 'V'                       2,560,547       2.2
                                                                                                             ------------     ------
                                                                                                                4,803,718       4.1
               ---------------------------------------------------------------------------------------------------------------------
               Paper & Forest Products         832,617   Kimberly-Clark de Mexico, SA de CV 'A'                 2,290,865       2.0
               ---------------------------------------------------------------------------------------------------------------------
               Specialty Retailing           2,480,686   Grupo Elektra, SA de CV                                1,349,014       1.2
               ---------------------------------------------------------------------------------------------------------------------
               Wireless                        493,739   America Movil, SA de CV 'L' (ADR)*                     8,566,372       7.4
               Telecommunication
               Services
               ---------------------------------------------------------------------------------------------------------------------
                                                         Total Long-Term Investments in Mexico                 54,834,796      47.3
====================================================================================================================================
Peru           Banks                            43,700   Credicorp Limited                                        384,997       0.3
               ---------------------------------------------------------------------------------------------------------------------
               Beverages                     3,501,325  +Alicorp SA                                               387,360       0.3
               ---------------------------------------------------------------------------------------------------------------------
               Metals & Mining                  85,807   Compania de Minas Buenaventura SA (ADR)*               1,548,816       1.4
               ---------------------------------------------------------------------------------------------------------------------
                                                         Total Long-Term Investments in Peru                    2,321,173       2.0
====================================================================================================================================
Venezuela      Construction Materials          935,250   Corporacion Venezolana de Cementos I, SACA               156,552       0.1
                                               937,938   Corporacion Venezolana de Cementos II, SACA              157,002       0.2
                                               643,105  +Sudamtex de Venezuela (ADR)* (b)                         120,582       0.1
                                                                                                             ------------     ------
                                                                                                                  434,136       0.4
               ---------------------------------------------------------------------------------------------------------------------
               Diversified                      83,234   Compania Anonima Nacional Telefonos de Venezuela       1,535,577       1.3
               Telecommunication                         (CANTV) (ADR)*
               Services
               ---------------------------------------------------------------------------------------------------------------------
               Metals & Mining                  46,750  +International Briquettes Holding, Inc.                    11,220       0.0
               ---------------------------------------------------------------------------------------------------------------------
                                                         Total Long-Term Investments in Venezuela               1,980,933       1.7
====================================================================================================================================
                                                         Total Long-Term Investments (Cost--$152,958,689)     107,267,460      92.4
====================================================================================================================================

                                               Face
                                              Amount                Short-Term Investments
====================================================================================================================================
United States  Commercial Paper***       US$ 5,000,000   Emerson Electric, 2.05% due 12/07/2001                 4,998,292       4.3
                                             4,654,000   General Motors Acceptance Corp., 2.23%
                                                         due 12/03/2001                                         4,653,423       4.0
                                                                                                             ------------     ------
                                                                                                                9,651,715       8.3
               ---------------------------------------------------------------------------------------------------------------------
               US Government Agency          1,240,000   Fannie Mae, 2.05% due 12/20/2001                       1,238,658       1.1
               Obligations***
               ---------------------------------------------------------------------------------------------------------------------
                                                         Total Short-Term Investments (Cost--$10,890,373)      10,890,373       9.4
====================================================================================================================================
               Total Investments (Cost--$163,849,062)                                                         118,157,833     101.8
               Unrealized Depreciation on Forward Foreign Exchange Contracts****                                 (199,681)     (0.2)
               Liabilities in Excess of Other Assets                                                           (1,906,296)     (1.6)
                                                                                                             ------------     ------
               Net Assets                                                                                    $116,051,856     100.0%
                                                                                                             ============     ======
====================================================================================================================================

   *  American Depositary Receipts (ADR).
  **  Global Depositary Receipts (GDR).
 *** Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.
**** Forward foreign exchange contracts as of November 30, 2001 were as follows:

      -------------------------------------------------------------------------
      Foreign                                      Settlement       Unrealized
      Currency Sold                                   Date         Depreciation
      -------------------------------------------------------------------------
      Mxp     254,479,456                         December 2001       $(199,681)
      -------------------------------------------------------------------------
      Total Unrealized Depreciation on
      Forward Foreign Exchange Contracts--Net
      (US$ Commitment--$27,104,000)                                   $(199,681)
                                                                      =========
      -------------------------------------------------------------------------

(a) Received through a bonus issue from Companhia Vale do Rio Doce. As of November 30, 2001, the bonds have not commenced trading and the coupon rate has not been determined.
(b) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(c) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
+     Non-income producing security.

      See Notes to Consolidated Financial Statements.


                                     10 & 11

                       Merrill Lynch Latin America Fund, Inc., November 30, 2001

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

                     As of November 30, 2001
===================================================================================================================================
Assets:              Investments, at value (including securities loaned of $10,272,000)
                     (identified cost--$163,849,062) ................................................                 $ 118,157,833
                     Investments held as collateral for loaned securities, at value .................                    10,818,200
                     Foreign cash ...................................................................                       813,589
                     Receivables:
                       Securities sold ..............................................................  $   3,170,286
                       Dividends ....................................................................        249,686
                       Capital shares sold ..........................................................         45,462
                       Loaned securities ............................................................          1,259      3,466,693
                                                                                                       -------------
                     Prepaid expenses ...............................................................                        54,258
                                                                                                                      -------------
                     Total assets ...................................................................                   133,310,573
                                                                                                                      -------------
===================================================================================================================================
Liabilities:         Collateral on securities loaned, at value ......................................                    10,818,200
                     Unrealized depreciation on forward foreign exchange contracts--net .............                       199,681
                     Payables:
                       Securities purchased .........................................................      5,719,753
                       Capital shares redeemed ......................................................        183,270
                       Investment adviser ...........................................................         88,281
                       Distributor ..................................................................         52,195      6,043,499
                                                                                                       -------------
                     Accrued expenses and other liabilities .........................................                       197,337
                                                                                                                      -------------
                     Total liabilities ..............................................................                    17,258,717
                                                                                                                      -------------
===================================================================================================================================
Net Assets:          Net assets .....................................................................                 $ 116,051,856
                                                                                                                      =============
===================================================================================================================================
Net Assets           Class A Common Stock, $.10 par value, 100,000,000 shares authorized ............                 $     195,188
Consist of:          Class B Common Stock, $.10 par value, 100,000,000 shares authorized ............                       439,860
                     Class C Common Stock, $.10 par value, 100,000,000 shares authorized ............                        40,563
                     Class D Common Stock, $.10 par value, 100,000,000 shares authorized ............                       341,659
                     Paid-in capital in excess of par ...............................................                   314,791,202
                     Accumulated investment loss--net ...............................................                      (102,780)
                     Accumulated realized capital losses on investments and foreign
                     currency transactions--net .....................................................                  (153,701,150)
                     Unrealized depreciation on investments and foreign currency transactions--net ..                   (45,952,686)
                                                                                                                      -------------
                     Net assets .....................................................................                 $ 116,051,856
                                                                                                                      =============
===================================================================================================================================
Net Asset            Class A--Based on net assets of $22,753,230 and 1,951,881 shares outstanding ...                 $       11.66
Value:                                                                                                                =============
                     Class B--Based on net assets of $49,252,537 and 4,398,600 shares outstanding ...                 $       11.20
                                                                                                                      =============
                     Class C--Based on net assets of $4,537,860 and 405,632 shares outstanding ......                 $       11.19
                                                                                                                      =============
                     Class D--Based on net assets of $39,508,229 and 3,416,594 shares outstanding ...                 $       11.56
                                                                                                                      =============
===================================================================================================================================

            See Notes to Consolidated Financial Statements.

CONSOLIDATED STATEMENT OF OPERATIONS

                     For the Year Ended November 30, 2001
====================================================================================================================================
Investment Income:   Dividends (net of $390,401 foreign withholding tax) ............................                  $  3,911,451
                     Interest and discount earned ...................................................                       206,576
                     Securities lending--net ........................................................                        14,253
                                                                                                                       ------------
                     Total income ...................................................................                     4,132,280
                                                                                                                       ------------
===================================================================================================================================
Expenses:            Investment advisory fees .......................................................   $  1,525,416
                     Account maintenance and distribution fees--Class B .............................        732,176
                     Transfer agent fees--Class B ...................................................        240,765
                     Custodian fees .................................................................        214,414
                     Transfer agent fees--Class D ...................................................        123,183
                     Account maintenance fees--Class D ..............................................        111,251
                     Professional fees ..............................................................        106,761
                     Transfer agent fees--Class A ...................................................         79,126
                     Registration fees ..............................................................         69,596
                     Printing and shareholder reports ...............................................         66,804
                     Account maintenance and distribution fees--Class C .............................         61,511
                     Accounting services ............................................................         56,511
                     Directors' fees and expenses ...................................................         53,105
                     Transfer agent fees--Class C ...................................................         20,222
                     Foreign capital gains tax ......................................................          3,110
                     Pricing fees ...................................................................          2,096
                     Other ..........................................................................        113,826
                                                                                                        ------------
                     Total expenses .................................................................                     3,579,873
                                                                                                                       ------------
                     Investment income--net .........................................................                       552,407
                                                                                                                       ------------
===================================================================================================================================
Realized &           Realized loss from:
Unrealized             Investments--net .............................................................    (18,556,646)
Gain (Loss) on         Foreign currency transactions--net ...........................................       (400,916)   (18,957,562)
Investments &                                                                                           ------------
Foreign Currency     Change in unrealized depreciation on:
Transactions--Net:     Investments--net .............................................................      4,473,498
                       Foreign currency transactions--net ...........................................       (171,809)     4,301,689
                                                                                                        ------------   ------------
                     Net Decrease in Net Assets Resulting from Operations ...........................                  $(14,103,466)
                                                                                                                       ============
===================================================================================================================================

            See Notes to Consolidated Financial Statements.


                                     12 & 13

                       Merrill Lynch Latin America Fund, Inc., November 30, 2001

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                           For the Year Ended
                                                                                                               November 30,
                                                                                                     -----------------------------
                Increase (Decrease) in Net Assets:                                                        2001              2000
==================================================================================================================================
Operations:     Investment income (loss)--net ...................................................    $    552,407     $   (329,635)
                Realized gain (loss) on investments and foreign currency transactions--net ......     (18,957,562)      33,846,938
                Change in unrealized depreciation on investments and foreign
                currency transactions--net ......................................................       4,301,689      (17,408,512)
                                                                                                     ------------     ------------
                Net increase (decrease) in net assets resulting from operations .................     (14,103,466)      16,108,791
                                                                                                     ------------     ------------
==================================================================================================================================
Dividends to    Investment income--net:
Shareholders:     Class A .......................................................................              --         (447,048)
                  Class B .......................................................................              --         (694,790)
                  Class C .......................................................................              --          (67,269)
                  Class D .......................................................................              --         (594,890)
                In excess of investment income--net:
                  Class A .......................................................................              --         (110,841)
                  Class B .......................................................................              --         (172,266)
                  Class C .......................................................................              --          (16,678)
                  Class D .......................................................................              --         (147,496)
                                                                                                     ------------     ------------
                Net decrease in net assets resulting from dividends to shareholders .............              --       (2,251,278)
                                                                                                     ------------     ------------
==================================================================================================================================
Capital Share   Net decrease in net assets derived from capital share transactions ..............     (41,142,002)     (68,794,900)
Transactions:                                                                                        ------------     ------------
==================================================================================================================================
Net Assets:     Total decrease in net assets ....................................................     (55,245,468)     (54,937,387)
                Beginning of year ...............................................................     171,297,324      226,234,711
                                                                                                     ------------     ------------
                End of the year* ................................................................    $116,051,856     $171,297,324
                                                                                                     ============     ============
==================================================================================================================================
               *Accumulated investment loss--net ................................................    $   (102,780)    $         --
                                                                                                     ============     ============
==================================================================================================================================

      See Notes to Consolidated Financial Statements.

CONSOLIDATED FINANCIAL HIGHLIGHTS

                                                                                                    Class A
                The following per share data and ratios have been derived    -----------------------------------------------------
                from information provided in the financial statements.                    For the Year Ended November 30,
                                                                             -----------------------------------------------------
                Increase (Decrease) in Net Asset Value:                        2001        2000       1999       1998       1997
==================================================================================================================================
Per Share       Net asset value, beginning of year ......................    $  13.08    $ 12.89    $ 10.61     $ 15.10   $  12.83
Operating                                                                    --------    -------    -------     -------   --------
Performance:    Investment income--net+ .................................         .13        .07        .20         .38        .17
                Realized and unrealized gain (loss) on investments
                and foreign currency transactions--net ..................       (1.55)       .35       2.63       (4.87)      2.54
                                                                             --------    -------    -------     -------   --------
                Total from investment operations ........................       (1.42)       .42       2.83       (4.49)      2.71
                                                                             --------    -------    -------     -------   --------
                Less dividends:
                   Investment income--net ...............................          --       (.18)      (.55)         --       (.44)
                   In excess of investment income--net ..................          --       (.05)        --          --         --
                                                                             --------    -------    -------     -------   --------
                Total dividends .........................................          --       (.23)      (.55)         --       (.44)
                                                                             --------    -------    -------     -------   --------
                Net asset value, end of year ............................    $  11.66    $ 13.08    $ 12.89     $ 10.61   $  15.10
                                                                             ========    =======    =======     =======   ========
==================================================================================================================================
Total           Based on net asset value per share ......................     (10.86%)     3.04%     28.74%     (29.74%)    21.79%
Investment                                                                   ========    =======    =======     =======   ========
Return:*
==================================================================================================================================
Ratios to       Expenses ................................................       1.73%      1.48%      1.77%       1.53%      1.46%
Average                                                                      ========    =======    =======     =======   ========
Net Assets:     Investment income--net ..................................        .97%       .48%      1.84%       2.12%      1.03%
                                                                             ========    =======    =======     =======   ========
==================================================================================================================================
Supplemental    Net assets, end of year (in thousands) ..................    $ 22,753    $30,466    $32,023     $26,249   $ 77,086
Data:                                                                        ========    =======    =======     =======   ========
                Portfolio turnover ......................................      43.74%     41.70%     29.91%      31.92%     84.91%
                                                                             ========    =======    =======     =======   ========
==================================================================================================================================

                                                                                                    Class B
                The following per share data and ratios have been derived     ----------------------------------------------------
                from information provided in the financial statements.               For the Year Ended November 30,
                                                                              ----------------------------------------------------
                Increase (Decrease) in Net Asset Value:                         2001       2000        1999      1998       1997
==================================================================================================================================
Per Share       Net asset value, beginning of year .....................     $  12.69    $ 12.52    $  10.20    $  14.66  $  12.46
Operating                                                                    --------    -------    --------    --------  --------
Performance:    Investment income (loss)--net+ .........................           --++     (.07)        .10         .23        --++
                Realized and unrealized gain (loss) on investments
                and foreign currency transactions--net .................        (1.49)       .32        2.56       (4.69)     2.50
                                                                             --------    -------    --------    --------  --------
                Total from investment operations .......................        (1.49)       .25        2.66       (4.46)     2.50
                                                                             --------    -------    --------    --------  --------
                Less dividends:
                   Investment income--net ..............................           --       (.06)       (.34)         --      (.30)
                   In excess of investment income--net .................           --       (.02)         --          --        --
                                                                             --------    -------    --------    --------  --------
                Total dividends ........................................           --       (.08)       (.34)         --      (.30)
                                                                             --------    -------    --------    --------  --------
                Net asset value, end of year ...........................     $  11.20    $ 12.69    $  12.52    $  10.20  $  14.66
                                                                             ========    =======    ========    ========  ========
==================================================================================================================================
Total           Based on net asset value per share .....................      (11.74%)     1.94%      27.32%     (30.42%)   20.51%
Investment                                                                   ========    =======    ========    ========  ========
Return:*
==================================================================================================================================
Ratios to       Expenses ...............................................        2.78%      2.51%       2.87%       2.57%     2.50%
Average                                                                      ========    =======    ========    ========  ========
Net Assets:     Investment income (loss)--net ..........................        (.04%)     (.44%)       .98%       1.76%     (.03%)
                                                                             ========    =======    ========    ========  ========
==================================================================================================================================
Supplemental    Net assets, end of year (in thousands) .................     $ 49,253    $87,317    $135,883    $190,670  $527,520
Data:                                                                        ========    =======    ========    ========  ========
                Portfolio turnover ...............................             43.74%     41.70%      29.91%      31.92%    84.91%
                                                                             ========    =======    ========    ========  ========
==================================================================================================================================

 *    Total investment returns exclude the effects of sales charges..
 +    Based on average shares outstanding.
++    Amount is less than $.01 per share.

      See Notes to Consolidated Financial Statements.


                                     14 & 15

                       Merrill Lynch Latin America Fund, Inc., November 30, 2001

CONSOLIDATED FINANCIAL HIGHLIGHTS (concluded)

                                                                                                     Class C
                The following per share data and ratios have been derived   -------------------------------------------------------
                from information provided in the financial statements.                   For the Year Ended November 30,
                                                                            -------------------------------------------------------
                Increase (Decrease) in Net Asset Value:                        2001       2000       1999       1998         1997
===================================================================================================================================
Per Share       Net asset value, beginning of year ......................   $  12.68    $ 12.53    $ 10.18    $  14.64     $  12.46
Operating                                                                   --------    -------    -------    --------     --------
Performance:    Investment income (loss)--net+ ..........................       (.01)      (.07)       .09         .23         (.02)
                Realized and unrealized gain (loss) on investments
                and foreign currency transactions--net ..................      (1.48)       .32       2.58       (4.69)        2.52
                                                                            --------    -------    -------    --------     --------
                Total from investment operations ........................      (1.49)       .25       2.67       (4.46)        2.50
                                                                            --------    -------    -------    --------     --------
                Less dividends:
                   Investment income--net ...............................         --       (.08)      (.32)         --         (.32)
                   In excess of investment income--net ..................         --       (.02)        --          --           --
                                                                            --------    -------    -------    --------     --------
                Total dividends .........................................         --       (.10)      (.32)         --         (.32)
                                                                            --------    -------    -------    --------     --------
                Net asset value, end of year ............................   $  11.19    $ 12.68    $ 12.53    $  10.18     $  14.64
                                                                            ========    =======    =======    ========     ========
===================================================================================================================================
Total           Based on net asset value per share ......................    (11.75%)     1.90%     27.42%     (30.46%)      20.52%
Investment                                                                  ========    =======    =======    ========     ========
Return:*
===================================================================================================================================
Ratios to       Expenses ................................................      2.78%      2.51%      2.85%       2.57%        2.50%
Average                                                                     ========    =======    =======    ========     ========
Net Assets:     Investment income (loss)--net ...........................      (.06%)     (.48%)      .89%       1.77%        (.11%)
                                                                            ========    =======    =======    ========     ========
===================================================================================================================================
Supplemental    Net assets, end of year (in thousands) ..................   $  4,538    $ 7,000    $10,638    $ 12,196     $ 37,027
Data:                                                                       ========    =======    =======    ========     ========
                Portfolio turnover ......................................     43.74%     41.70%     29.91%      31.92%       84.91%
                                                                            ========    =======    =======    ========     ========
===================================================================================================================================

                                                                                                     Class D
                The following per share data and ratios have been derived   -------------------------------------------------------
                from information provided in the financial statements.                   For the Year Ended November 30,
                                                                            -------------------------------------------------------
                Increase (Decrease) in Net Asset Value:                        2001       2000       1999       1998         1997
===================================================================================================================================
Per Share       Net asset value, beginning of year ......................   $  13.00    $ 12.83    $ 10.53    $  15.02     $  12.77
Operating                                                                   --------    -------    -------    --------     --------
Performance:    Investment income--net+ .................................        .09        .03        .18         .34          .11
                Realized and unrealized gain (loss) on investments
                and foreign currency transactions--net ..................      (1.53)       .34       2.62       (4.83)        2.54
                                                                            --------    -------    -------    --------     --------
                Total from investment operations ........................      (1.44)       .37       2.80       (4.49)        2.65
                                                                            --------    -------    -------    --------     --------
                Less dividends:
                   Investment income--net ...............................         --       (.16)      (.50)         --         (.40)
                   In excess of investment income--net ..................         --       (.04)        --          --           --
                                                                            --------    -------    -------    --------     --------
                Total dividends .........................................         --       (.20)      (.50)         --         (.40)
                                                                            --------    -------    -------    --------     --------
                Net asset value, end of year ............................   $  11.56    $ 13.00    $ 12.83    $  10.53     $  15.02
                                                                            ========    =======    =======    ========     ========
===================================================================================================================================
Total           Based on net asset value per share ......................    (11.08%)     2.71%     28.47%     (29.89%)      21.40%
Investment                                                                  ========    =======    =======    ========     ========
Return:*
===================================================================================================================================
Ratios to       Expenses ................................................      1.98%      1.73%      2.04%       1.78%        1.71%
Average                                                                     ========    =======    =======    ========     ========
Net Assets:     Investment income--net ..................................       .69%       .20%      1.73%       2.54%         .72%
                                                                            ========    =======    =======    ========     ========
===================================================================================================================================
Supplemental    Net assets, end of year (in thousands) ..................   $ 39,508    $46,514    $47,691    $ 50,093     $128,433
Data:                                                                       ========    =======    =======    ========     ========
                Portfolio turnover ......................................     43.74%     41.70%     29.91%      31.92%       84.91%
                                                                            ========    =======    =======    ========     ========
===================================================================================================================================

*     Total investment returns exclude the effects of sales charges.
+     Based on average shares outstanding.

      See Notes to Consolidated Financial Statements.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Merrill Lynch Latin America Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund offers four classes of shares under the Merrill Lynch Select Pricing(SM) System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and


                                     16 & 17

                       Merrill Lynch Latin America Fund, Inc., November 30, 2001 liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

o Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

o Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis. The Fund will adopt the provisions to amortize all premiums and discounts on debt securities effective December 1, 2001, as now required under the new AICPA Audit and Accounting Guide for Investment Companies. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund. As of November 30, 2001, no debt securities were held by the Fund.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of net investment income are due primarily to differing tax treatments for foreign currency transactions.

(h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the US government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. The Fund may receive a flat fee for its loans. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(i) Basis of consolidation--The accompanying consolidated financial statements include the accounts of Merrill Lynch Latin America Fund Chile Ltd., a wholly-owned subsidiary, which primarily invests in Chilean securities. Intercompany accounts and transactions have been eliminated.

(j) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $590,826 have been reclassified between accumulated net investment loss and accumulated net realized capital losses and $64,361 has been reclassified between accumulated net investment loss and paid-in capital in excess of par. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 1.0%, on an annual basis, of the average daily value of the Fund's net assets.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                    Account         Distribution
                                                Maintenance Fee          Fee
--------------------------------------------------------------------------------
Class B ...................................          .25%               .75%
Class C ...................................          .25%               .75%
Class D ...................................          .25%                --
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a


                                     18 & 19

                       Merrill Lynch Latin America Fund, Inc., November 30, 2001 subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended November 30, 2001, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares, respectively, as follows:

--------------------------------------------------------------------------------
                                                            FAMD          MLPF&S
--------------------------------------------------------------------------------
Class A ..........................................          $ 12          $  124
Class D ..........................................          $994          $4,194
--------------------------------------------------------------------------------

For the year ended November 30, 2001, MLPF&S received contingent deferred sales charges of $50,597 and $344 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $1,899 relating to transactions subject to front-end sales charge waivers in Class D Shares.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. As of November 30, 2001, the Fund lent securities with a value of $255,600 to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained QA Advisors, LLC ("QA Advisors"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. QA Advisors may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by QA Advisors or in registered money market funds advised by MLIM or its affiliates. As of November 30, 2001, cash collateral of $4,776,540 was invested in the Money Market Series of the Merrill Lynch Liquidity Series, LLC and $6,041,660 was invested in the Merrill Lynch Premier Institutional Fund. For the year ended November 30, 2001, QA Advisors received $1,308 in securities lending agent fees.

In addition, MLPF&S received $17,089 in commissions on the execution of portfolio security transactions for the Fund for the year ended November 30, 2001.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Prior to January 1, 2001, MLIM provided accounting services to the Fund at its cost and the Fund reimbursed MLIM for these services. MLIM continues to provide certain accounting services to the Fund. The Fund reimburses MLIM at its cost for such services. For the year ended November 30, 2001, the Fund reimbursed MLIM an aggregate of $31,501 for the above-described services. The Fund entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended November 30, 2001 were $65,686,339 and $111,875,895, respectively.

Net realized gains (losses) for the year ended November 30, 2001 and net unrealized losses as of November 30, 2001 were as follows:

--------------------------------------------------------------------------------
                                                     Realized       Unrealized
                                                  Gains (Losses)      Losses
--------------------------------------------------------------------------------
Long-term investments .........................    $(18,557,117)   $(45,691,229)
Short-term investments ........................             471              --
Foreign currency transactions .................        (400,916)       (261,457)
                                                   ------------    ------------
Total .........................................    $(18,957,562)   $(45,952,686)
                                                   ============    ============
--------------------------------------------------------------------------------

As of November 30, 2001, net unrealized depreciation for Federal income tax purposes aggregated $50,317,267, of which $2,807,174 related to appreciated securities and $53,124,441 related to depreciated securities. At November 30, 2001, the aggregate cost of investments for Federal income tax purposes was $168,475,100.

4. Capital Share Transactions:

Net decrease in net assets derived from capital share transactions was $41,142,002 and $68,794,900 for the years ended November 30, 2001 and November 30, 2000, respectively.

Transactions in capital shares for each class were as follows:

-------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended November 30, 2001                              Shares            Amount
-------------------------------------------------------------------------------
Shares sold ..............................          330,548        $  4,628,179
Shares redeemed ..........................         (708,633)         (9,596,554)
                                                 ----------        ------------
Net decrease .............................         (378,085)       $ (4,968,375)
                                                 ==========        ============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class A Shares for the Year                                           Dollar
Ended November 30, 2000                             Shares            Amount
-------------------------------------------------------------------------------

Shares sold ..............................          875,569        $ 13,634,762
Shares issued to shareholders in
reinvestment of dividends ................           36,804             539,541
                                                 ----------        ------------
Total issued .............................          912,373          14,174,303
Shares redeemed ..........................       (1,067,023)        (16,417,626)
                                                 ----------        ------------
Net decrease .............................         (154,650)       $ (2,243,323)
                                                 ==========        ============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class B Shares for the Year                                           Dollar
Ended November 30, 2001                            Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           92,565        $  1,226,338
Automatic conversion of shares ...........         (712,180)         (8,906,890)
Shares redeemed ..........................       (1,860,493)        (24,222,442)
                                                 ----------        ------------
Net decrease .............................       (2,480,108)       $(31,902,994)
                                                 ==========        ============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended November 30, 2000                            Shares              Amount
-------------------------------------------------------------------------------
Shares sold ..............................          461,598        $  6,950,650
Shares issued to shareholders in
reinvestment of dividends ................           50,093             719,843
                                                 ----------        ------------
Total issued .............................          511,691           7,670,493
Automatic conversion of shares ...........         (989,482)        (15,013,042)
Shares redeemed ..........................       (3,495,498)        (52,183,279)
                                                 ----------        ------------
Net decrease .............................       (3,973,289)       $(59,525,828)
                                                 ==========        ============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class C Shares for the Year                                           Dollar
Ended November 30, 2001                            Shares             Amount
-------------------------------------------------------------------------------

Shares sold ..............................           22,537        $    308,219
Shares redeemed ..........................         (168,847)         (2,183,878)
                                                 ----------        ------------
Net decrease .............................         (146,310)       $ (1,875,659)
                                                 ==========        ============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class C Shares for the Year                                           Dollar
Ended November 30, 2000                            Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           90,271        $  1,370,770
Shares issued to shareholders in
reinvestment of dividends ................            4,894              70,284
                                                 ----------        ------------
Total issued .............................           95,165           1,441,054
Shares redeemed ..........................         (392,555)         (5,877,594)
                                                 ----------        ------------
Net decrease .............................         (297,390)       $ (4,436,540)
                                                 ==========        ============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class D Shares for the Year                                            Dollar
Ended November 30, 2001                             Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           79,577        $  1,098,448
Automatic conversion of shares ...........          691,635           8,906,890
                                                 ----------        ------------
Total issued .............................          771,212          10,005,338
Shares redeemed ..........................         (931,657)        (12,400,312)
                                                 ----------        ------------
Net decrease .............................         (160,445)       $ (2,394,974)
                                                 ==========        ============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class D Shares for the Year                                            Dollar
Ended November 30, 2000                              Shares            Amount
-------------------------------------------------------------------------------
Shares sold ..............................          593,877        $  8,582,001
Automatic conversion of shares ...........          969,584          15,013,042
Shares issued to shareholders in
reinvestment of dividends ................           42,408             619,582
                                                 ----------        ------------
Total issued .............................        1,605,869          24,214,625
Shares redeemed ..........................       (1,747,270)        (26,803,834)
                                                 ----------        ------------
Net decrease .............................         (141,401)       $ (2,589,209)
                                                 ==========        ============
-------------------------------------------------------------------------------

5. Commitments:

At November 30, 2001, the Fund had entered into foreign exchange contracts, in addition to the contracts listed on the Schedule of Investments, under which it had agreed to purchase and sell various foreign currencies with approximate values of $276,000 and $85,000, respectively.

6. Short-Term Borrowings:

The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than


                                     20 & 21

                       Merrill Lynch Latin America Fund, Inc., November 30, 2001

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (concluded)

for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. The Fund did not borrow under the credit agreement during the year ended November 30, 2001. On November 30, 2001, the credit agreement was renewed for one year.

7. Capital Loss Carryforward:

At November 30, 2001, the Fund had a net capital loss carryforward of approximately $136,851,000, of which $53,474,000 expires in 2004, $52,462,000 expires in 2006, $26,681,000 expires in 2007 and $4,234,000 expires in 2009.
This amount will be available to offset like amounts of any future taxable gains.

8. Subsequent Event:

On December 3, 2001, the Fund's Board of Directors declared an ordinary income dividend in the amount of $.031745 per share, payable on December 20, 2001 to shareholders of record as of December 14, 2001.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders, Merrill Lynch Latin America Fund, Inc.:

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Merrill Lynch Latin America Fund, Inc. and its subsidiary as of November 30, 2001, the related consolidated statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the consolidated financial highlights for each of the years presented. These consolidated financial statements and the consolidated financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at November 30, 2001 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Latin America Fund, Inc. and its subsidiary as of November 30, 2001, the results of their operations, the changes in their net assets, and the consolidated financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
January 9, 2002

PORTFOLIO INFORMATION (unaudited)

As of November 30, 2001

                                                                      Percent of
Ten Largest Holdings (Equity Investments)                             Net Assets
Telefonos de Mexico SA (ADR) .................................           8.8%
Petroleo Brasileiro SA--Petrobras* ...........................           8.0
America Movil, SA de CV 'L' (ADR) ............................           7.4
Fomento Economico Mexicano, SA de CV (ADR) ...................           4.5
Wal-Mart de Mexico, SA de CV* ................................           3.9
Grupo Televisa SA (ADR) ......................................           3.4
Cemex, SA de CV* .............................................           3.3
TV Azteca, SA de CV* .........................................           3.2
Weg SA (Preferred) ...........................................           3.2
Companhia Vale do Rio Doce (ADR) .............................           3.0

                                                                      Percent of
Five Largest Industries (Equity Investments)                          Net Assets
Diversified Telecommunication Services .......................          14.7%
Wireless Telecommunication Services ..........................           9.7
Beverages ....................................................           8.2
Oil & Gas ....................................................           8.0
Electric Utilities ...........................................           7.9

*     Includes combined holdings.

OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Robert C. Doll, Jr., Senior Vice President
Orlando Muyshondt, Senior Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Susan B. Baker, Secretary

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863


                                     22 & 23

[LOGO] Merrill Lynch  Investment Managers
                                                               [GRAPHIC OMITTED]

Investing in emerging market securities involves a number of risk factors and special considerations, including restrictions on foreign investments and on repatriation of capital invested in emerging markets, currency fluctuations, and potential price volatility and less liquidity of securities traded in emerging markets. In addition, there may be less publicly available information about the issuers of securities, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which US companies are subject. Therefore, the Fund is designed as a long-term investment for investors capable of assuming the risks of investing in emerging markets. The Fund should be considered as a vehicle for diversification and not as a complete investment program. Please refer to the prospectus for details. This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch Latin America Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


[RECYCLE LOGO] Printed on post-consumer recycled paper             #16140--11/01